Exhibit 10.9.1

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT #1 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

November 10, 2000

This is Amendment #1 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc. f/k/a Frontier Communications of the West, Inc. (“Global Crossing”) and Eschelon Telecom, Inc. (“Eschelon”), dated August 25, 2000, as amended (the “Agreement”).

1.                           Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2.                           Eschelon requests subscription to Global Crossing’s Dial-Up Internet Service set out and identified as Exhibit T, T(a), and T(b), attached hereto.

3.                           Eschelon’s Arizona & Washington Intrastate Rates for Access Direct Switched and Dedicated Toll-Free and Outbound Services shall be modified to reflect the new rates below:

INTRASTATE

Access Direct Switched Outbound
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AZ	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***

INTRASTATE

Access Direct Switched Toll-Free
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AZ	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***

INTRASTATE

Access Direct Dedicated Outbound
State	Term To Tier A	Term To Tier B	Term To Tier C
AZ	***	***	***
WA	***	***	***

11/10/2000

INTRASTATE

Access Direct Dedicated Toll-Free
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
AZ	***	***	***
WA	***	***	***

4.                                       All revised rates attached hereto and made a part hereof will be effective on a go forward basis with Eschelon’s first full Billing Cycle following the execution of this Amendment #1 by Global Crossing.

5.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #1 shall remain in full force and effect.

6.                                       This Amendment #1 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc		Eschelon Telecom, Inc.
f/k/a Frontier Communications of the West, Inc.

By:	/s/Barrett O. MacCheyne	By:	/s/ R.A. Smith 11/14/00
	Barrett O. MacCheyne, President		Richard Smith
	North American Carrier Services		Chief Operating Officer

Date:	11/17/00	Date:	11/14/00

Exhibit T

DIAL-UP INTERNET SERVICE SCHEDULE

Global Crossing acknowledges that Eschelon requests Global Crossing’s Dial-Up Internet Services.

Dial-Up Internet Service is a nationwide (U.S.A.) service provided by Global Crossing through a network that enables Eschelon’s End-Users that subscribe to Eschelon’s dial-up internet access product to access the internet.

Global Crossing shall (i) aggregate all incoming calls from Eschelon’s End-Users, (ii) convert data traffic to Transmission Control Protocol/Internet Protocol (“TCP/IP”) format, and (iii) route data traffic between the End-User and Eschelon or the Internet.

1.                                      DEFINITIONS

Realm:  An identifier that links the user to its ISP. In many cases, this is done with the person’s login or email, like username@ispname.com where @ispname.com is the realm.

Available Dial-Up Markets:  Geographic areas in which Global Crossing Dial-up Internet Service is available as defined by the NPA-NXX availability list contained herein, which may be modified from time to time by Global Crossing.

In-Service Date:  The first date on which any of Eschelon’s End-Users use the Dial-Up Internet Services.

Dial-Up Network POP:  A Network Point of Presence, to which Available Dial-Up Markets are routed.

Home Market:  The Market in which an End-User has the greatest number of log-ins during the month.

Roaming Market:  All Markets in which an End-User logs-in during a month other than its Home Market.

2.                                      Eschelon’s OBLIGATIONS

Prior to receiving the Dial-Up Internet Service, Eschelon shall be required to install the appropriate equipment in accordance with Global Crossing’s technical specifications and to complete a Set-Up Form, both of which will be provided to Eschelon by Global Crossing.

Acceptable Use Policy:

Eschelon shall maintain a written policy which is consistent with and includes all of the material terms of the policy http://www.GlobalCenter.net/aup, including without limitation, a prohibition against unlawful use of its network and requirement of cooperation with law enforcement officials in the pursuit of illegal uses of its network (such policy, “Acceptable Use Policy”). Eschelon shall require all of its End-Users to adhere to such Acceptable Use Policy as a condition of receiving Global Crossing’s Dial-Up Internet Service. Failure of an End-User to comply with such Acceptable Use Policy shall be grounds for termination of End-User’s access to the Dial-Up Internet Services at Global Crossing’s request. Notwithstanding anything herein to the contrary, Global Crossing may block any data traffic to or from End-Users, which Global Crossing reasonably determines violates its Acceptable Use Policy. The Acceptable Use Policy is subject to change with notice by publication on this Web-Site and Eschelon is responsible for monitoring this Web-Site for changes.

Realms and Phone Numbers: Eschelon is required to use Realms and will share dial-in phone numbers with other customers of Global Crossing subscribing to the Dial-Up Internet Services. If Eschelon wishes to provide toll free access to its End-Users, Eschelon can subscribe to that Service from Global Crossing in accordance with Global Crossing’s terms and conditions for such toll free access Service. Eschelon may request access numbers in all available markets permitting seamless roaming by End-Users.

Monthly Capacity Forecast: Eschelon is required to submit monthly capacity forecasting by Dial-Up Market by the first (1st) calendar day of each month. Forecasting reports shall contain a rolling six-month projection from the date submitted for each Dial-Up Market. The initial markets to be activated, along with the initial six month rolling End-User forecast for each is required prior to Service activation. In the event Eschelon fails to submit a forecast in accordance with this provision, then Eschelon shall have waived its right to receive any credit for the affected month as stipulated in Section 7 hereunder.

3.                                      TERM

Eschelon agrees to purchase the Dial-Up Internet Service for a term of *** Years from the In-Service Date (the “Dial Up Internet Initial Term”). Unless a party has given the other at least 90 days prior written notice of its intent to terminate the Dial Up Internet Service upon expiration of the Dial Up Internet Initial Term, the Dial Up Internet Service renews automatically for one year terms at the expiration of the Initial Term until canceled by either party upon at least 90 days prior written notice.

In the event the parties do not agree to remain in the Dial Up Internet Service and Eschelon elects to migrate End-Users off of the Dial-Up Network (the “Migration Date”) the terms and conditions of this Dial Up Internet Service shall remain in effect for 4 months following the Migration Date and the number of End-Users to be migrated per month shall not exceed *** of the total number of Eschelon’s End-Users on the network as of the Migration Date.

During the Dial Up Internet Initial Term, should Global crossing make any changes in the network which result in Global Crossing being unable to provide the Dial-Up Internet Service in compliance with this schedule, Global Crossing will provide at least ninety (90) days prior notice to Eschelon and will at Eschelon’s request, work with Eschelon on a plan mutually agreed upon in order to assist Eschelon in migrating its end-users to another provider of Dial-Up Internet Service of the type and service level being provided, or substantially similar to that being provided by Global Crossing hereunder.

4.                                      RATES AND CHARGES

(a)                                  End User Count (EUC). For billing purposes Global Crossing shall treat each log in as a unique End User and shall be counted as one End User regardless of the number of times logged in or End User location. Additionally, if an End User logs in two or more times simultaneously to the network with the same user name, Global Crossing shall treat each log-in as a unique End-User.

(b)                                 User Fee. Each month Eschelon shall pay Global Crossing a “User Fee.” The total User Fee will consist of two components:

(i)                                     Pre-Bill Amount (estimated usage): The Pre-Bill Amount for the current month shall be equal to the greater of (a) the Minimum EUC times the Fee Per End-User; or (b) *** of Eschelon’s actual EUC from the previous month as indicated on Eschelon’s current months Invoice times the Fee Per End User.

(ii)                                  Reconciliation Amount: If and only if the actual usage during the previous Month was in excess of the Pre-Bill Amount from the previous month’s Invoice then the Reconciliation Amount is calculated by the following formula: previous month’s actual EUC times the previous months rate minus previous month’s Pre Bill Amount.

Pricing Tier	BILLABLE LOGINS (Minimum EUC)	FEE PER END USER
***		***
Tier One	***	***
Tier Two	***	***
Tier Three	***	***
Tier Four	***	***

(c)                                  Minimum EUC: Fifteen (15) days prior to the end of the Ramp Up Period, Eschelon is required to submit to Global Crossing in written format in accordance to Section 4(d) below, Eschelon’s initial minimum end user count commitment level according to the above pricing table (the “Minimum EUC”). The Minimum EUC commitment shall commence with Eschelon’s first full Billing Cycle following the Ramp Up Period and shall continue in effect until modified in accordance to Section 4(d) below.

(d)                                 Commitment Notice: (i) Eschelon’s initial Minimum EUC must be submitted to Global Crossing fifteen (15) days prior to the end of the Ramp Up Period via the Commitment Notice to the attention of Contract Administration; and (ii) At any time during the term of the Dial Up Internet Service, Eschelon may provide Global Crossing with written notification of Eschelon’s intent to increase the Minimum EUC in order to qualify for a lower Fee Per End User (the “Commitment Notice”). Such new Minimum EUC shall be provided to Eschelon via the Commitment Notice (sample attached hereto) with the new Fee Per End User rate being effective in the next full Billing Cycle following the execution date by Global Crossing of such Commitment Notice.

(e)                                  Excess Usage Surcharge: In the event Eschelon’s average Dial Up Internet usage per End-User, calculated across Eschelon’s entire user base, exceeds *** hours per month, Eschelon shall pay a surcharge equal to *** multiplied by the total User Fee for each hour in excess of the *** hours average per month (rounded up to the nearest tenth of an hour).

(f)                                    Setup Fee: Eschelon shall initially be assessed a monthly “Setup Fee” equal to *** per new End User and shall continue to be assessed the Setup Fee for each new End User by taking the difference between Eschelon’s current month’s EUC and Eschelon’s previous highest month’s EUC.

(g)                                 Realm Fees: The first two Realms are supported at no charge. The fee for each additional Realm shall be ***. The fee for changing a Realm shall be ***.

(h)                                 Toll Free Registration Fee: A one time set-up fee of *** for each Toll Free number provisioned will be assessed to Eschelon’s account with a usage fee for such Toll Free service of *** per minute, rounded up to the next six second increment.

(i)                                     Fee Adjustment: During the Initial Term for the Dial Up Internet Service, Global Crossing shall not increase the fees or charges set forth herein, unless there is a substantial increase in the cost to Global Crossing of providing the Dial-Up Internet Service. In such event the increase shall be limited to the amount necessary to cover those costs. Global Crossing shall provide at least thirty (30) days advance written notice to Eschelon of such increase.

(j)                                     Global Crossing reserves the right, at any time and at its sole discretion to terminate this Dial Up Service for Eschelon’s under-utilization of such Service. Such under-utilization is defined as an EUC less than *** per month.

5.                                      INVOICING

Eschelon shall be Invoiced for the Dial-Up Internet Services on a monthly basis. For the purposes of the Dial-Up Internet Service, a “Month” shall mean the period beginning at 12:00:00 a.m., Local Time, on the first day of each calendar month and ending at 11:59:59 p.m., Local Time, on the last day of each calendar month. “Local Time” refers to the time in each time zone where a given Dial-Up network POP is located. Any calls that begin in one Month and conclude in the following Month shall be invoiced to the later month.

6.                                      VOLUME AND CAPACITY LIMITATIONS; NUMBER PORTABILITY

(a)                                  In order to ensure that capacity spikes from individual customers do not adversely affect all other customers, Global Crossing requires Eschelon and all other of Global Crossing’s customers to abide by capacity increase guidelines. Commencing with the first full Billing Cycle following the Ramp Up Period, Eschelon is allowed to increase its usage by *** per month per Dial-Up Market without prior written approval from Global Crossing. If Eschelon wishes to exceed this threshold Eschelon shall request approval from Global Crossing through submission of the monthly forecast at least sixty (60) days prior. Global Crossing will respond within 15 days if capacity is not available to permit the excess usage. However, Eschelon may increase its usage by up to *** per month per Dial-Up Market beyond its submitted and approved forecasts. If Eschelon’s incremental usage exceeds the allowable capacity increase after receiving notification that capacity is not available or without providing notice in the monthly forecast, Eschelon will be notified and Eschelon shall have waived its right to receive any credits under Section 7 below for the months in which Eschelon’s incremental usage exceeds the allowable capacity increase. If there is no available capacity some users may receive an authentication error when attempting to log in.

(b)                                 Commencing with the first full Billing Cycle following the Ramp Up Period, if Eschelon has not provided a forecast for a roaming market and in a given month its logins in that market exceed *** of its total logins in all markets combined, then Eschelon shall have waived its right to receive any credits under Section 7 below for that month. If there is no available capacity some users may receive an authentication error when attempting to log in.

(c)                                  Capacity Decrease Guidelines: Commencing with the first full Billing Cycle following the Ramp Up Period, if Eschelon’s End-User usage decreases by more than *** from the previous month, then Eschelon will be billed at a usage level that is equivalent to *** of the previous month’s usage.

(d)                                 Number Portability: Notwithstanding the availability of number portability in a particular jurisdiction, the Parties agree that any line numbers assigned to Eschelon in connection with the Dial-Up Internet Service are provided solely for the use of Global Crossing Services. Following termination of this Dial Up Internet Service and expiration of the Migration Date under Section 3 above, Eschelon shall be prohibited from using or porting any line numbers assigned to it by Global Crossing.

(e)                                  Except as otherwise provided herein, Global Crossing does not warrant interruption free Dial Up Internet Service and disclaims all warranties, express or implied, with respect to the Dial-Up Internet Services, including without limitation the warranties of merchantability and fitness for a particular purpose.

7.                                      SERVICE LEVEL AGREEMENT AND CREDITS

The following Service Level Agreement (SLA) applies to Dial Up Internet Service for those with term commitments of at least *** and provided Eschelon is not then in default under the Agreement.

The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the Dial Up Internet Service (including its negligence), and not caused by (i) Eschelon or third parties networks or equipment or (ii) a Force Majeure event, shall be a credit as follows:

Global Crossing measures the performance of its Dial-Up Internet Service in four categories. In the event Global Crossing’s network performance in any given month, as measured against Visual Networks’ data for the month in question, is below any of the four measurements as detailed below, then upon Eschelon’s written request for any credit within 30 days (such credit request shall include sufficient documentation detailing the failure), Global Crossing shall provide a credit in an amount equal to *** of the End User Fee for each category which is below the applicable months Visual Network’s measurement. Such credit shall not exceed four percent *** in any given month. Global Crossing at its sole discretion reserves the right to modify the measurement percentages, if Visual Networks materially changes its testing methodology.

(a) 24-Hour Call Success Rate - 95%

(b) Busy-free Dial - 98%

(c) Initial Modem Connect Speed - 46 Kbps

(d) Average Web Throughput - 4.2 KBps

All credits shall be credited on the next monthly Invoice for the affected category upon receipt of Eschelon’s request for credit.

The credits described in this Section shall be the sole and exclusive remedy of Eschelon in the event of any failure of Global Crossing to comply with the SLA, and under no circumstance shall such a failure be deemed a breach by Global Crossing under the Agreement.

Exhibit T(a)

COMMITMENT NOTICE

(Sample)

               , 2000

☐                                                                                    INITIAL MINIMUM EUC:

Eschelon hereby notifies Global Crossing of its initial Minimum EUC of                                and acknowledges that Eschelon will be billed in accordance to Tier          based upon such Minimum EUC commitment.

☐                                                                                    INCREASE OF MINIMUM EUC

Eschelon hereby provides Global Crossing with written notification of Eschelon’s intent to increase the Minimum EUC in order to qualify for a lower Fee Per End User. Such new Minimum EUC commitment shall be                      . Eschelon acknowledges that the new Fee Per End User rate shall be effective in the next full Billing Cycle following the execution date by Global Crossing of such Commitment Notice

Eschelon		Global Crossing Bandwidth, Inc.

By:	By:
Barrett O. MacCheyne, Vice President
North American Carrier Services

Date:	Date:

ALABAMA - BIRMINGHAM	NPA	NXX	ISDN*
BIRMINGHAM	205	271	ISDN

ARIZONA - PHOENIX	NPA	NXX	ISDN
PHOENIX	602	748	ISDN
PHOENIX: PEORIA	623	748	ISDN
PHOENIX: TEMPE	480	467	ISDN
PHOENIX: TEMPE	480	748	ISDN
PHOENIX: NORTH PHOENIX	602	445	ISDN

SOUTHERN CALIFORNIA-LOS ANGELES	NPA	NXX	ISDN
ALHAMBRA	626	414	NO ISDN
ANAHEIM	714	410	NO ISDN
ARCADIA	626	231	NO ISDN
AZUSA-GLENDORA	626	609	NO ISDN
BANNING	909	755	NO ISDN
BARSTOW	760	282	NO ISDN
BEVERLY HILLS	310	362	NO ISDN
BIG BEAR LAKE	909	752	NO ISDN
BISHOP	760	874	NO ISDN
BORON	760	491	NO ISDN
BURBANK: BURBANK DA	818	751	NO ISDN
CALIFORNIA CITY	760	284	NO ISDN
CANOGA PARK	818	337	NO ISDN
CAPISTRANO VALLEY	949	606	NO ISDN
COLTON	909	498	NO ISDN
COMPTON: COMPTON DA	310	361	NO ISDN
COMPTON: GARDENA DA	310	878	NO ISDN
CORONA	909	281	NO ISDN
COVINA-BALDWIN PARK	626	608	NO ISDN
DEATH VALLEY	760	462	NO ISDN
DOWNEY	562	261	NO ISDN
EL MONTE	626	602	NO ISDN
FORT IRWIN	760	588	NO ISDN
HEMET: SAN JACINTO DA	909	651	NO ISDN
HUNTINGTON BEACH	714	475	NO ISDN
IDYLLWILD (RIVERSIDE)	909	257	NO ISDN
IRVINE	949	266	NO ISDN
LA CRESCENTA	818	369	NO ISDN
LA PUENTE	626	606	NO ISDN
LAKEWOOD	562	316	NO ISDN
LANCASTER	661	466	NO ISDN
LONE PINE	760	875	NO ISDN
LONG BEACH	562	683	NO ISDN
LOS ANGELES: DA 01	213	286	NO ISDN
LOS ANGELES: DA 02	323	410	NO ISDN
LOS ANGELES: DA 03	323	443	NO ISDN
LOS ANGELES: DA 04	323	576	NO ISDN
LOS ANGELES: DA 05	323	843	NO ISDN
LOS ANGELES: DA 06	323	417	NO ISDN
LOS ANGELES: DA 07	213	799	NO ISDN

Exhibit T(b)

Global Crossing NPA-NXX List

Currently Available

SOUTHERN CALIFORNIA-LOS ANGELES	NPA	NXX	ISDN
LOS ANGELES: DA 08	323	657	NO ISDN
LOS ANGELES: DA 09	323	679	NO ISDN
LOS ANGELES: DA 10	213	816	NO ISDN
LOS ANGELES: DA 11	323	927	NO ISDN
LOS ANGELES: DA 12	323	792	NO ISDN
LOS ANGELES: DA 13	323	784	NO ISDN
LOS ANGELES: DA 14	323	372	NO ISDN
MALIBU	310	919	NO ISDN
MAMMOTH LAKES	760	923	NO ISDN
MONROVIA	626	605	NO ISDN
MONTEBELLO	323	693	NO ISDN
MOORPARK	805	292	NO ISDN
NEWBERRY	760	280	NO ISDN
NEWPORT BEACH	949	209	NO ISDN
NORTH HOLLYWOOD	818	301	NO ISDN
NORWALK	562	667	NO ISDN
OJAI	805	669	NO ISDN
ONTARIO	909	457	NO ISDN
OXNARD	805	436	NO ISDN
PALMDALE: LEONA VALLEY DA	661	280	NO ISDN
PASADENA: PASADENA DA	626	628	NO ISDN
PERRIS	909	550	NO ISDN
PICO RIVERA	562	268	NO ISDN
PLACENTIA	714	364	NO ISDN
RANCHO VIEJO	949	625	NO ISDN
REDLANDS	909	363	NO ISDN
RIDGECREST	760	495	NO ISDN
RIVERSIDE	909	346	NO ISDN
SADDLEBACK VALLEY	949	203	NO ISDN
SAN BERNARDINO	909	385	NO ISDN
SAN FERNANDO: SAN FERNANDO DA	818	698	NO ISDN
SAN GABRIEL CANYON	626	603	NO ISDN
SANTA ANA	714	439	NO ISDN
SANTA CLARITA: NEWHALL-CASTAIC DA	661	244	NO ISDN
SANTA MONICA: SANTA MONICA DA	310	564	NO ISDN
SATICOY	805	243	NO ISDN
SIERRA MADRE	626	604	NO ISDN
TEMECULA	909	501	NO ISDN
THOUSAND OAKS	805	435	NO ISDN
TRABUCO	949	666	NO ISDN
VAN NUYS	818	235	NO ISDN
VENTURA CENTRAL	805	830	NO ISDN
VENTURA EAST	805	856	NO ISDN
VICTORVILLE	760	686	ISDN
WEST LOS ANGELES	310	943	NO ISDN
WESTMINSTER	714	908	NO ISDN
WRIGHTWOOD	760	281	NO ISDN

SOUTHERN CALIFORNIA-SAN DIEGO	NPA	NXX	ISDN
ARROYO GRANDE	805	980	NO ISDN

SOUTHERN CALIFORNIA-SAN DIEGO	NPA	NXX	ISDN
BAKERSFIELD: MAIN DA	661	843	NO ISDN
BORREGO	760	465	NO ISDN
BUTTONWILLOW	661	760	NO ISDN
CAMBRIA	805	926	NO ISDN
CARRISA PLAINS	805	725	NO ISDN
CUYAMA	661	420	NO ISDN
DESERT CENTER	760	437	NO ISDN
EARLIMART	661	851	NO ISDN
EDWARDS	661	999	NO ISDN
EL CAJON	619	768	NO ISDN
EL CENTRO	760	332	NO ISDN
ENCINITAS	760	454	NO ISDN
ESCONDIDO	760	888	NO ISDN
IMPERIAL	760	457	NO ISDN
JACUMBA	619	353	NO ISDN
JOSHUA TREE	760	821	NO ISDN
JULIAN	760	860	NO ISDN
LA JOLLA	858	777	NO ISDN
LA MESA	619	639	NO ISDN
LEBEC	661	461	NO ISDN
LOMPOC	805	741	NO ISDN
MCKITTRICK	661	761	NO ISDN
MOJAVE	661	749	NO ISDN
NIPOMO	805	930	NO ISDN
OCEANSIDE: OCEANSIDE DA	760	826	NO ISDN
PALM DESERT	760	797	NO ISDN
PALM SPRINGS	760	841	NO ISDN
PASO ROBLES	805	221	NO ISDN
PINE VALLEY	619	367	NO ISDN
PISMO BEACH	805	888	NO ISDN
RAMONA	760	825	NO ISDN
RANCHO BERNARDO	858	815	NO ISDN
ROSAMOND	661	752	NO ISDN
SAN DIEGO: MIRA MESA DA	858	630	NO ISDN
SAN DIEGO: SAN DIEGO DA	619	331	NO ISDN
SAN LUIS OBISPO	805	476	NO ISDN
SANTA BARBARA	805	880	NO ISDN
SANTA MARIA	805	357	NO ISDN
SANTA YNEZ	805	697	NO ISDN
TAFT	661	770	NO ISDN
TEHACHAPI	661	825	NO ISDN
WASCO	661	759	NO ISDN
YUCCA VALLEY	760	418	NO ISDN

SOUTHERN CALIFORNIA	NPA	NXX	ISDN
ALAMITOS	562	735	ISDN
ARLINGTON	909	643	ISDN
AZUSA	626	594	ISDN
BAKERSFIELD	661	427	ISDN
CAMARILLO	805	603	ISDN
CORONA	909	258	ISDN

SOUTHERN CALIFORNIA	NPA	NXX	ISDN
COVINA-BALDWIN PARK	626	593	ISDN
DIAMOND BAR	909	895	ISDN
EDWARDS	661	613	ISDN
EL CENTRO	760	460	ISDN
EL SEGUNDO	310	227	ISDN
FORT IRWIN	760	973	ISDN
IRVINE	949	784	ISDN
LA CRESCENTA	818	306	ISDN
LA HABRA	562	217	ISDN
LAKEWOOD	562	732	ISDN
LOS ANGELES ZONE 7	213	814	ISDN
LOS ANGELES ZONE 10	213	984	ISDN
LOS ANGELES ZONE 14	323	472	ISDN
LOS ANGELES ZONE 5	323	518	ISDN
LOS ANGELES ZONE 12	323	289	ISDN
OCEANSIDE	760	994	ISDN
ORANGE	714	787	ISDN
OXNARD	805	814	ISDN
PALMDALE	661	998	ISDN
POMONA	909	525	ISDN
REDLANDS	909	435	ISDN
RESEDA	818	975	ISDN
RIALTO	909	644	ISDN
RIVERSIDE	909	905	ISDN
SAN MARCOS	760	621	ISDN
SANTA CLARITA/NEWHAVEN	661	505	ISDN
SANTA PAULA	805	317	ISDN
SIMI VALLEY	805	624	ISDN
SUN CITY	909	566	ISDN
TORRANCE	310	483	ISDN
WHITTIER	562	846	ISDN
CHALLENGE	530	236	NO ISDN
QUINCY	530	280	NO ISDN
PASKENTA	530	481	NO ISDN
ORLEANS	530	509	NO ISDN
HAYFORK	530	706	NO ISDN
ORLAND	530	936	NO ISDN
VICTORVILLE	760	513	NO ISDN
LOS ANGELES ZONE 10	213	375	ISDN
LOS ANGELES ZONE 1	213	542	ISDN
LOS ANGELES ZONE 7	213	863	ISDN
BEVERLY HILLS	310	461	ISDN
SANTA MONICA	310	570	ISDN
MAR VISTA	310	773	ISDN
LOS ANGELES: WEST LOS ANGELES	310	806	ISDN
LOS ANGELES ZONE 3	323	244	ISDN
LOS ANGELES ZONE 12	323	347	ISDN
LOS ANGELES ZONE 6	323	351	ISDN
LOS ANGELES ZONE 5	323	510	ISDN
LOS ANGELES ZONE 11	323	643	ISDN
LOS ANGELES ZONE 14	323	836	ISDN

SOUTHERN CALIFORNIA	NPA	NXX	ISDN
LOS ANGELES ZONE 13	323	944	ISDN
NORWALK	562	215	ISDN
WHITTIER	562	309	ISDN
LAKEWOOD	562	353	ISDN
LONG BEACH	562	704	ISDN
ALAMITOS	562	719	ISDN
COVINA-BALDWIN PARK	626	261	ISDN
ALHAMBRA	626	262	ISDN
ARCADIA	626	340	ISDN
PASADENA	626	689	ISDN
ANAHEIM	714	262	ISDN
HUNTINGTON BEACH	714	421	ISDN
BUENA PARK	714	452	ISDN
NORTH HOLLYWOOD	818	284	ISDN
RESEDA	818	300	ISDN
GRANADA HILLS	818	322	ISDN
GLENDALE	818	476	ISDN
BURBANK	818	524	ISDN
CANOGA PARK	818	577	ISDN
VAN NUYS	818	793	ISDN
SAN FERNANDO	818	979	ISDN
IRVINE	949	231	ISDN
SADDLEBACK VALLEY	949	273	ISDN
NEWPORT BEACH	949	274	ISDN
CAPISTRANO VALLEY	949	276	ISDN
TRABUCO	949	298	ISDN

NORTHERN CALIFORNIA CALIFORNIA - FRESNO	NPA	NXX	ISDN
FRESNO	559	272	NO ISDN
CLOVIS	559	314	NO ISDN
AVENAL	559	328	NO ISDN
HANFORD	559	380	NO ISDN
PORTERVILLE	559	560	NO ISDN
THREE RIVERS	559	566	NO ISDN
DINUBA	559	590	NO ISDN
FIREBAUGH	559	657	NO ISDN
MADERA	559	660	NO ISDN
CHOWCHILLA	559	663	NO ISDN
BADGER	559	677	NO ISDN
SQUAW VALLEY (FRESNO)	559	678	NO ISDN
VISALIA	559	746	NO ISDN
CORCORAN	559	780	NO ISDN
HURON	559	851	NO ISDN
LATON	559	921	NO ISDN
COALINGA	559	961	NO ISDN
TULARE	559	991	NO ISDN

CALIFORNIA - SACRAMENTO	NPA	NXX	ISDN
DUNNIGAN	530	654	NO ISDN
ELK GROVE	916	405	NO ISDN
FAIR OAKS	916	866	NO ISDN

CALIFORNIA - SACRAMENTO	NPA	NXX	ISDN
FAIR OAKS	916	459	ISDN
FOLSOM	916	404	NO ISDN
FULSOM	916	458	ISDN
MICHIGAN BAR	916	314	NO ISDN
REIO LINDA	916	237	NO ISDN
ROSEVILLE	916	367	ISDN
SACRAMENTO NORTH	916	256	ISDN
SACRAMENTO: MAIN	916	244	NO ISDN
SACRAMENTO: MAIN	916	912	ISDN

CALIFORNIA - SAN JOSE	NPA	NXX	ISDN
CAMPBELL	408	608	NO ISDN
CAMPBELL	408	796	ISDN
GILROY	408	413	NO ISDN
LOS GATOS	408	317	NO ISDN
MORGAN HILL	408	762	NO ISDN
SAN JOSE: NORTH DA	408	889	NO ISDN
SAN JOSE: NORTH DA	408	580	NO ISDN
SAN JOSE: WEST DA	408	538	NO ISDN
SAN JOSE:NORTH DA	408	503	ISDN
SAN JOSE:SOUTH DA	408	717	ISDN
SAN JOSE:WEST DA	408	207	ISDN
SAN MARTIN	408	692	NO ISDN
SARATOGA	408	877	NO ISDN
SUNNYVALE	408	716	NO ISDN
SUNNYVALE	408	469	ISDN

CALIFORNIA - SAN FRANCISCO	NPA	NXX	ISDN
BELVEDERE (MARIN)	415	366	NO ISDN
CONCORD	925	270	ISDN
CORTE MADERA	415	329	NO ISDN
COVELO	707	675	NO ISDN
DANVILLE	925	272	ISDN
DUBLIN-SAN RAMON	925	230	ISDN
ELK	707	356	NO ISDN
INVERNESS	415	727	NO ISDN
LAKE BERRYESSA	707	597	NO ISDN
LAYTONVILLE	707	985	NO ISDN
MILL VALLEY	415	634	NO ISDN
NOVATO	415	599	NO ISDN
OAKLAND:ALAMEDA DA	510	978	ISDN
OAKLAND:BERKELEY DA	510	229	ISDN
OAKLAND:MAIN-PIEDMONT DA	510	250	ISDN
PETROLIA	707	336	NO ISDN
PLEASANTON	925	271	ISDN
REDWOOD CITY	650	241	ISDN
SAN CARLOS-BELMONT	650	489	ISDN
SAN FRAN CENTRAL DA	415	358	NO ISDN
SAN FRAN.JUNIPER	415	704	NO ISDN
SAN FRAN. MONTROSE -EVERGREEN	415	573	NO ISDN
SAN FRANCISCO: CENTRAL DA	415	216	ISDN
SAN FRANCISCO: J NIPER DA	415	335	ISDN

CALIFORNIA - SAN FRANCISCO	NPA	NXX	ISDN
SAN FRANCISCO: MONTROSE-EVERGREEN DA	415	424	ISDN
SAN MATEO	650	242	ISDN
SAN RAFAEL	415	784	NO ISDN
SAN RAFAEL	415	578	ISDN
SOUTH SAN FRANCISCO	650	515	ISDN
SUNOL	925	663	NO ISDN
WALNUT CREEK	925	478	ISDN
WILLITS	707	370	NO ISDN

CALIFORNIA - OAKLAND	NPA	NXX	ISDN
ANTIOCH	925	281	NO ISDN
BENICIA	707	749	NO ISDN
BISHOP RANCH	925	884	NO ISDN
BRIDGEVILLE	707	335	NO ISDN
CAZADERO	707	788	NO ISDN
CLAYTON	925	889	NO ISDN
CLOVERDALE	707	893	NO ISDN
CONCORD	925	887	NO ISDN
DANVILLE	925	886	NO ISDN
DUBLIN-SAN RAMON	925	905	NO ISDN
EAST CONTRA COSTA	925	666	NO ISDN
EUREKA	707	440	NO ISDN
FAIRFIELD-SUISUN	707	402	NO ISDN
FORT BRAGG	707	969	NO ISDN
FREMONT-NEWARK: GREENLEAF DA	510	991	NO ISDN
FREMONT-NEWARK: MAIN DA	510	405	NO ISDN
GUALALA	707	896	NO ISDN
HALF MOON BAY	650	284	NO ISDN
HAYWARD	510	892	NOISDN
HOLLISTER	831	665	NO ISDN
KING CITY	831	387	NO ISDN
LAFAYETTE	925	871	NO ISDN
LAKEPORT	707	264	NO ISDN
LIVERMORE	925	605	NO ISDN
LOS ALTOS	650	887	NO ISDN
LOWER LAKE	707	993	NO ISDN
MAD RIVER	707	240	NO ISDN
MARTINEZ	925	369	NO ISDN
MILLBRAE	650	684	NO ISDN
MONTEREY	831	886	NO ISDN
MORAGA	925	888	NO ISDN
MOUNTAIN VIEW	650	963	NO ISDN
NAPA	707	261	NO ISDN
OAKLAND: FRUITVALE DA	510	228	NO ISDN
OAKLAND: MAIN-PIEDMONT DA	510	288	NO ISDN
OAKLAND: TRINIDAD	510	544	NO ISDN
OCCIDENTAL	707	873	NO ISDN
ORINDA	925	885	NO ISDN
PALO ALTO	650	618	NO ISDN
PESCADERO	650	456	NO ISDN
PETALUMA: MAIN DA	707	347	NO ISDN
PETALUMA: SWIFT DA	707	238	NO ISDN

CALIFORNIA - OAKLAND	NPA	NXX	ISDN
PIERCY	707	659	NO ISDN
PITTSBURG	925	665	NO ISDN
PITTSBURG WEST	925	664	NO ISDN
PLEASANTON	925	396	NO ISDN
REDWOOD CITY	650	423	NO ISDN
RIO DELL	707	760	NO ISDN
SALINAS	831	785	NO ISDN
SAN CARLOS-BELMONT	650	590	NO ISDN
SAN MATEO	650	523	NO ISDN
SANTA CRUZ	831	480	NO ISDN
SANTA ROSA	707	581	NO ISDN
SOLEDAD	831	677	NO ISDN
SONOMA	707	940	NO ISDN
SOUTH SAN FRANCISCO	650	870	NO ISDN
ST HELENA	707	286	NO ISDN
UKIAH	707	466	NO ISDN
UPPER LAKE	707	348	NO ISDN
VACAVILLE	707	470	NO ISDN
VALLEJO	707	638	NO ISDN
WALNUT CREEK	925	940	NO ISDN
WEOTT	707	949	NO ISDN
WOODSIDE	650	332	NO ISDN

CALIFORNIA - STOCKTON	NPA	NXX	ISDN
ANDERSON	530	364	NO ISDN
ANGELS CAMP	209	729	NO ISDN
AUBURN: MAIN	530	883	NO ISDN
AUBURN: NORTH	530	653	NO ISDN
BIGGS	530	869	NO ISDN
BUTTE CITY	530	884	NO ISDN
CHICO	530	230	NO ISDN
COLFAX	530	323	NO ISDN
CORNING	530	689	NO ISDN
COTTONWOOD	530	348	NO ISDN
CROWS LANDING	209	856	NO ISDN
DAVIS	530	298	NO ISDN
DOWNIEVILLE	530	325	NO ISDN
DUNSMUIR	530	678	NO ISDN
ESCALON	209	821	NO ISDN
ESPARTO	530	658	NO ISDN
GRASS VALLEY: MAIN	530	270	NO ISDN
GRASS VALLEY: SOUTH	530	652	NO ISDN
HOMEWOOD	530	686	NO ISDN
HOOPA	530	618	NO ISDN
HUGHSON	209	882	NO ISDN
JACKSON	209	231	NO ISDN
LEWISTON	530	380	NO ISDN
LOCKEFORD	209	797	NO ISDN
LODI	209	340	NO ISDN
LOS BANOS	209	828	NO ISDN
LOS MOLINOS	530	390	NO ISDN
MARYSVILLE	530	770	NO ISDN

CALIFORNIA - STOCKTON	NPA	NXX	ISDN
MERCED	209	721	NO ISDN
MILTON	209	885	NO ISDN
MOCCASIN	209	927	NO ISDN
MODESTO	209	554	NO ISDN
MONTAGUE	530	684	NO ISDN
MOUNT SHASTA	530	239	NO ISDN
NEVADA CITY	530	687	NO ISDN
NORTH TAHOE: BROCKWAY	530	548	NO ISDN
NORTH YUBA	530	660	NO ISDN
OAKDALE	209	844	NO ISDN
OROVILLE	530	871	NO ISDN
PARADISE	530	327	NO ISDN
PINECREST (TUOLUMNE)	209	671	NO ISDN
PLACERVILLE	530	291	NO ISDN
PORTOLA	530	831	NO ISDN
RED BLUFF	530	690	NO ISDN
REDDING	530	248	NO ISDN
RIPON	209	254	NO ISDN
RIVERBANK	209	315	NO ISDN
SAN ANDREAS	209	755	NO ISDN
SHASTA LAKE	530	688	NO ISDN
SHINGLE SPRINGS	530	698	NO ISDN
SONORA: MAIN	209	396	NO ISDN
SOUTH TAHOE	530	494	NO ISDN
STOCKTON	209	644	NO ISDN
THORNTON	209	796	NO ISDN
TRACY	209	820	NO ISDN
TRUCKEE	530	579	NO ISDN
TURLOCK	209	633	NO ISDN
WILLOW CREEK (HUMBOLDT)	530	324	NO ISDN
WILLOWS	530	685	NO ISDN
WINTERS	530	504	NO ISDN
WOODLAND	530	309	NO ISDN
YOSEMITE	209	391	NO ISDN
YREKA	530	937	NO ISDN

COLORADO - DENVER	NPA	NXX	ISDN
AURORA	720	251	ISDN
BOULDER	720	259	ISDN
BRIGHTON	720	263	ISDN
DENVER	720	891	NO ISDN
DENVER - SLVN	720	506	NO ISDN
DENVER - WEST	303	991	ISDN
ENGLEWOOD	720	266	ISDN
LAKEWOOD	720	496	ISDN
LITTLETON	720	468	ISDN

COLORADO - ENGLEWOOD	NPA	NXX	ISDN
BOULDER	303	381	ISDN
DENVER	303	923	ISDN
FORT COLLINS	970	212	ISDN
GREELEY	970	313	ISDN

COLORADO - ENGLEWOOD	NPA	NXX	ISDN
LOVELAND	970	292	ISDN

COLORADO - COLORADO SPRINGS / PUEBLO	NPA	NXX	ISDN
COLORADO SPRINGS	719	785	ISDN
PUEBLO	719	242	ISDN

CONNECTICUT	NPA	NXX	ISDN
BRIDGEPORT	203	814	ISDN
CORNWALL/WINSTED	860	419	ISDN
DANBURY	203	826	ISDN
DEEP RIVER	860	374	ISDN
ENFIELD	860	835	ISDN
FARMINGTON	860	751	ISDN
GLASTONBURY	860	781	ISDN
HARTFORD	860	372	ISDN
HARTFORD	860	656	ISDN
MANCHESTER	860	730	ISDN
MIDDLETOWN	860	740	ISDN
NEW HAVEN	203	815	ISDN
NORWALK	203	818	ISDN
NORWICH	860	373	ISDN
PUTNAM	860	382	ISDN
SIMSBURY	860	735	ISDN
SOUTHINGTON	860	414	ISDN
STAMFORD	203	817	ISDN
TORRINGTON	860	387	ISDN
WATERBURY	203	819	ISDN
WINDSOR	860	697	ISDN
WINDSOR LKS	860	752	ISDN

DELAWARE	NPA	NXX	ISDN
NEWARK	302	565	ISDN

FLORIDA - JACKSONVILLE	NPA	NXX	ISDN
BALDWIN	904	712	ISDN
CALLAHAN	904	715	ISDN
FERNANDINA BEACH	904	729	ISDN
JACKSONVILLE	904	256	ISDN
JACKSONVILLE	904	746	ISDN
JULINGTON	904	770	ISDN
ORANGE PARK	904	830	ISDN
PONTE VERDRA BEACH	904	834	ISDN
ST. AUGUSTINE	904	835	ISDN
YULEE	904	875	ISDN

FLORIDA - MIAMI	NPA	NXX	ISDN
BOCA RATON	561	939	ISDN
BOYNTON BEACH	561	880	ISDN
CORAL SPRINGS	954	656	ISDN
DEERFIELD BEACH	954	671	ISDN
FORT LAUDERDALE	954	660	ISDN
FT. LAUDERDALE	954	681	ISDN

FLORIDA — MIAMI	NPA	NXX	ISDN
HOLLYWOOD	954	251	ISDN
HOLLYWOOD	954	862	ISDN
HOMESTEAD	786	465	ISDN
HOMESTEAD	786	272	ISDN
MIAMI	305	938	ISDN
MIAMI	305	503	ISDN
NORTH DADE	786	463	ISDN
NORTH DADE	786	279	ISDN
PERRINE	786	345	ISDN
POMPANO BEACH	954	861	ISDN
WEST PALM BEACH	561	868	ISDN

FLORIDA - ORLANDO	NPA	NXX	ISDN
EAST ORANGE	407	499	ISDN
KISSIMMEE	407	624	ISDN
ORLANDO	407	377	ISDN
OVIEDO	407	901	ISDN
SANFORD	407	915	ISDN
ST. CLOUD	407	979	ISDN
WINTERGARDEN	407	378	ISDN
WINTERPARK	407	379	ISDN
W. KISSIMMEE	407	966	ISDN

FLORIDA - TAMPA	NPA	NXX	ISDN
CLEARWATER	727	674	ISDN
LAKELAND	863	812	ISDN
NEW PORT RICHEY	727	597	ISDN
PLANT CITY	813	756	ISDN
SARASOTA	941	227	ISDN
ST. PETERSBURG	727	565	ISDN
TAMPA	813	597	ISDN
TARPON SPRINGS	727	493	ISDN
ZEPHYRHILLS	813	734	ISDN

FLORIDA - WEST PALM BEACH	NPA	NXX	ISDN
BOCA RATON	561	948	ISDN
BOYNTON BEACH	561	503	ISDN
WEST PALM BEACH	561	249	ISDN

GEORGIA - ATLANTA	NPA	NXX	ISDN
ACWORTH	678	801	ISDN
ALPHARETTA	678	389	ISDN
ALPHARETTA	678	802	ISDN
ATLANTA	404	591	ISDN
AUSTELL	678	383	ISDN
AUSTELL	678	803	ISDN
BUFORD	678	804	ISDN
CHAMBLEE	678	325	ISDN
CHAMBLEE	678	805	ISDN
CONYERS	678	374	ISDN
DULUTH	678	812	ISDN
CONYERS	678	806	ISDN

GEORGIA - ATLANTA	NPA	NXX	ISDN
CUMMING	678	807	ISDN
DALLAS	678	384	ISDN
DALLAS	678	809	ISDN
DOUGLASVILLE	678	398	ISDN
LAWRENCEVILLE	678	825	ISDN
DOUGLASVILLE	678	810	ISDN
DULUTH	678	381	ISDN
FAIRBURN	678	379	ISDN
FAIRBURN	678	815	ISDN
FAYETTEVILLE	678	829	ISDN
FLOWERY BRANCH	678	828	ISDN
HAMPTON	678	827	ISDN
JONSEBORO	678	826	ISDN
LAWRENCEVILLE	678	367	ISDN
LITHONIA	678	368	ISDN
LITHONIA	678	824	ISDN
LOGANVILLE	678	820	ISDN
MARIETTA	678	370	ISDN
MARIETTA	678	819	ISDN
MCDONOUGH	678	818	ISDN
NORCROSS	678	327	ISDN
PALMETTO	678	814	ISDN
PANOLA	678	830	ISDN
POWDER SPRINGS	678	831	ISDN
ROSWELL	678	397	ISDN
ROSWELL	678	832	ISDN
SMYRNA	678	303	ISDN
SMYRNA	678	324	ISDN
STOCKBRIDGE	678	369	ISDN
STOCKBRIDGE	678	834	ISDN
STONE MOUNTAIN	678	392	ISDN
STONE MOUNTAIN	678	836	ISDN
TUCKER	678	395	ISDN
TUCKER	678	837	ISDN
VILLA RICA	678	840	ISDN
WOODSTOCK	678	391	ISDN
WOODSTOCK	678	841	ISDN

INDIANA - GARY	NPA	NXX	ISDN
GARY	219	979	ISDN
LOWELL	219	695	ISDN
MOROCCO	219	697	ISDN
MERRILLVILLE	219	714	ISDN

INDIANA - INDIANAPOLIS	NPA	NXX	ISDN
CARMEL	317	853	ISDN
INDIANAPOLIS	317	833	ISDN

ILLINOIS	NPA	NXX	ISDN
ALGONQUIN	847	594	ISDN
ANTIOCH	847	589	ISDN
ARLINGTON HEIGHTS	847	483	ISDN

ILLINOIS	NPA	NXX	ISDN
AURORA	630	566	ISDN
BEECHER	708	810	ISDN
BENSENVILLE	630	948	ISDN
BIG ROCK	630	982	ISDN
CALUMET CITY	708	585	ISDN
CHICAGO HEIGHTS	708	575	ISDN
CHICAGO ZONE 1	312	604	ISDN
CHICAGO Zone 1 (Franklin)	312	895	ISDN
CHICAGO ZONE 11	773	831	ISDN
CHICAGO ZONE 2	773	828	ISDN
CHICAGO ZONE 3	773	653	ISDN
CHICAGO Zone 3 (Newcastle)	773	353	ISDN
CHICAGO ZONE 4	773	829	ISDN
CHICAGO ZONE 5	773	830	ISDN
CHICAGO Zone 9 (S. Chicago)	773	913	ISDN
CRESCENT CITY	815	377	ISDN
DEERFIELD	847	943	ISDN
DESPLAINES	847	544	ISDN
DOWNERS GROVE	630	929	ISDN
DOWNERSGROVE	630	981	ISDN
ELGIN	847	628	ISDN
ELK GROVE	847	709	ISDN
ELK GROVE	847	879	ISDN
ELMHURST	630	563	ISDN
ELMHURST	630	936	ISDN
EVANSTON	847	556	ISDN
FRANKLIN PARK	847	349	ISDN
GARDNER	815	346	ISDN
GENEVA	630	578	ISDN
GLEN ELLYN	630	984	ISDN
HAMPSHIRE	847	792	ISDN
HINSDALE	630	974	ISDN
ITASCA	630	962	ISDN
JOLIET	815	846	ISDN
KANKAKEE	815	352	ISDN
LAKE FOREST	847	574	ISDN
LIBERTYVILLE	847	557	ISDN
LOCKPORT	815	328	ISDN
LOMBARD	630	925	ISDN
MANHATTAN	815	361	ISDN
MCHENRY	815	331	ISDN
MORRIS	815	364	ISDN
NAPERVILLE	630	615	ISDN
NORTHBROOK	847	897	ISDN
NORTHBROOK	847	919	ISDN
OAK LAWN	708	876	ISDN
OAK PARK	708	613	ISDN
OSWEGO	630	608	ISDN
OTTOWA	815	366	ISDN
PALATINE	847	241	ISDN
PARK RIDGE	847	655	ISDN
PARK RIDGE	847	939	ISDN

ILLINOIS	NPA	NXX	ISDN
PLAINFIELD	815	327	ISDN
RIVER GROVE	708	716	ISDN
ROSELLE	847	592	ISDN
SKOKIE	847	423	ISDN
TINLEY PARK	708	570	ISDN
UTICA	815	371	ISDN
WHEATON	630	614	ISDN
WHEELING	847	325	ISDN
WOODSTOCK	815	333	ISDN
ARLINGTON HTS	847	481	ISDN
AURORA	630	723	ISDN
BARRINGTON	847	620	ISDN
BATAVIA	630	454	ISDN
BELLWOOD	708	432	ISDN
BENSENVILLE	630	741	ISDN
BERWYN	708	317	ISDN
CHICAGO HTS	708	983	ISDN
CHICAGO ZONE 1	312	377	ISDN
CHICAGO ZONE 10	773	787	ISDN
CHICAGO ZONE 11	773	453	ISDN
CHICAGO ZONE 2	773	751	ISDN
CHICAGO ZONE 3	773	243	ISDN
CHICAGO ZONE 4	773	435	ISDN
CHICAGO ZONE 5	773	466	ISDN
CHICAGO ZONE 8	773	470	ISDN
CICERO	708	416	ISDN
DEERFIELD	847	572	ISDN
DOWNERS	630	390	ISDN
DUNDEE	847	649	ISDN
ELMHURST	630	379	ISDN
EVANSTON	847	332	ISDN
FOREST	708	405	ISDN
FRANKLIN PARK	847	349	ISDN
GLEN ELLYN	630	348	ISDN
GLENCOE	847	461	ISDN
GLENVIEW	847	510	ISDN
HARVEY	708	589	ISDN
HARWOOD HTS	708	887	ISDN
HINSDALE	630	371	ISDN
ITASCA	630	735	ISDN
LAGRANGE	708	469	ISDN
LAKE ZURICH	847	307	ISDN
LEMONT	630	754	ISDN
LIBERTYVILLE	847	371	ISDN
LOMBARD	630	376	ISDN
MAYWOOD	708	486	ISDN
NAPERVILLE	630	388	ISDN
OAK LAWN	708	658	ISDN
OAK PARK	708	406	ISDN
ORLAND PARK	708	590	ISDN
PALOS PARK	708	827	ISDN

ILLINOIS	NPA	NXX	ISDN
RIVERSIDE	708	221	ISDN
ROSELLE	847	585	ISDN
SKOKIE	847	324	ISDN
ST CHARLES	630	659	ISDN
SUMMIT	708	277	ISDN
WHEATON	630	344	ISDN
WHEELING	847	325	ISDN
WILMETTE	847	512	ISDN

KENTUCKY- LOUISVILLE	NPA	NXX	ISDN
LOUISVILLE	502	992	ISDN

MARYLAND - BALTIMORE	NPA	NXX	ISDN
BALTIMORE	443	220	NO ISDN
BEL AIR	443	356	NO ISDN
COLUMBIA	443	832	NO ISDN
ELLICOTT CITY	443	355	NO ISDN
GLEN BURNIE	443	354	NO ISDN
PIKESVILLE	443	450	NO ISDN
TOWSON	443	841	NO ISDN
WOODLAWN	443	551	NO ISDN

MARYLAND - DC REA	NPA	NXX	ISDN
BETHESDA	301	760	ISDN
DAMASCUS	240	262	ISDN
GAITHERSBURG	240	252	ISDN
KENSINGTON	301	761	ISDN
LAUREL	240	547	ISDN
SILVER SPRING	301	768	ISDN

MASSACHUSETTS	NPA	NXX	ISDN
ADAMS	413	895	ISDN
AMHERST	413	825	ISDN
AYER	978	428	ISDN
BARNSTABLE	508	437	ISDN
BERLIN	978	389	ISDN
BEVERLY	978	529	ISDN
BLANDFORD	413	771	ISDN
BOSTON	617	507	ISDN
BRAINTREE	781	394	ISDN
BROCKTON	508	256	ISDN
BURLINGTON	781	998	ISDN
CAMBRIDGE	617	812	ISDN
CANTON	781	713	ISDN
CATAUMET	508	445	ISDN
CHARLTON	508	462	ISDN
CUMMINGTON	413	740	ISDN
DEDHAM	781	459	ISDN
FALL RIVER	508	300	ISDN
FOXBORO	508	546	ISDN
FRAMINGHAM	508	302	ISDN
FRAMINGHAM	508	283	ISDN

MASSACHUSETTS	NPA	NXX	ISDN
FRANKLIN	508	590	ISDN
GARDNER	978	334	ISDN
GILBERWILLE	413	643	ISDN
GLOUCESTER	978	231	ISDN
GREAT BARRINGTON	413	541	ISDN
GREENFIELD	413	828	ISDN
HARWICH	508	632	ISDN
HAVERHILL	978	945	ISDN
HINGHAM	781	735	ISDN
HOLDEN	508	267	ISDN
HOLYOKE	413	425	ISDN
JAMAICA PLAIN	617	344	ISDN
KINGSTON	781	846	ISDN
LENOX	413	332	ISDN
LEXINGTON	781	240	ISDN
LOWELL	978	418	ISDN
LYNNFIELD	781	623	ISDN
MARION	508	355	ISDN
MAYNARD	978	246	ISDN
MEDFORD	781	723	ISDN
NANTUCKET	508	374	ISDN
NORWOOD	781	634	ISDN
PALMER	413	228	ISDN
PETERSHAM	978	285	ISDN
PITTSFIELD	413	692	ISDN
QUINCY	617	687	ISDN
REHOBOTH	508	448	ISDN
REVERE	781	823	ISDN
ROYAL OAK	248	654	ISDN
SALEM	978	336	ISDN
SEEKONK	508	262	ISDN
SOUTHFIELD	248	415	ISDN
TOPSFIELD	978	359	ISDN
TOWNSEND	978	383	ISDN
TYNGSBORO	978	926	ISDN
UPTON	508	464	ISDN
UXBRIDGE	508	526	ISDN
VINEYARD HAVEN	508	629	ISDN
WALTHAM	781	207	ISDN
WELLFLEET	508	664	ISDN
WEST BLOOMFIELD	248	419	ISDN
WEST NEWBURY	978	477	ISDN
WORCESTER	508	519	ISDN
WORCESTER	508	340	ISDN

MICHIGAN - DETROIT	NPA	NXX	ISDN
BIRMINGHAM	248	502	ISDN
DETROIT ZONE 1	313	879	ISDN
DETROIT ZONE 2	313	332	ISDN
DETROIT ZONE 3	313	334	ISDN
DETROIT ZONE 4	313	772	ISDN
DETROIT ZONE 5	313	486	ISDN

MICHIGAN - DETROIT	NPA	NXX	ISDN
DETROIT ZONE 6	313	769	ISDN
FARMINGTON	248	876	ISDN
LIVONIA	734	521	ISDN
NORTHVILLE	248	504	ISDN
PLYMOUTH	734	259	ISDN
PONTIAC	248	636	ISDN

MINNESOTA - MINNEAPOLIS	NPA	NXX	ISDN
TWIN CITIES	952	548	ISDN
HENNEPIN COUNTY NORTH	763	548	ISDN

MINNESOTA - MINNEAPOLIS	NPA	NXX	ISDN
MINNEAPOLIS	612	279	ISDN
CARVER CITY	952	227	ISDN

MISSOURI - KANSAS CITY / ST. LOUIS	NPA	NXX	ISDN
KANSAS CITY	816	595	ISDN
MELROSE	913	396	ISDN
LADUE	314	266	NO ISDN
ST. LOUIS	314	732	NO ISDN

NEBRASKA - OMAHA	NPA	NXX	ISDN
OMAHA	402	819	ISDN

NEVADA - LAS VEGAS	NPA	NXX	ISDN
LAS VEGAS	702	932	ISDN

NEW HAMPSHIRE	NPA	NXX	ISDN
ALSTEAD	603	908	ISDN
BARTLETT	603	697	ISDN
BERLIN	603	649	ISDN
CANAAN	603	507	ISDN
CENTER SANDWICH	603	954	ISDN
CHARLESTOWN	603	909	ISDN
CLAREMONT	603	688	ISDN
COLEBROOK	603	963	ISDN
CONCORD	603	375	ISDN
CONWAY	603	691	ISDN
DANBURY	603	506	ISDN
DEERFIELD	603	806	ISDN
DOVER	603	299	ISDN
DURHAM	603	316	ISDN
EAST HAVERHILL	603	288	ISDN
EPSOM	603	696	ISDN
ERROL	603	710	ISDN
EXETER	603	849	ISDN
FRANKLIN	603	309	ISDN
HAMPSTEAD	603	907	ISDN
HANOVER	603	619	ISDN
KEENE	603	917	ISDN
LACONIA	603	825	ISDN
LANCASTER	603	514	ISDN

NEW HAMPSHIRE	NPA	NXX	ISDN
LITTLETON	603	453	ISDN
MANCHESTER	603	584	ISDN
MILFORD	603	804	ISDN
MILTON MILLS	603	699	ISDN
MONROE	603	807	ISDN
NASHUA	603	484	ISDN
NEWPORT	603	368	ISDN
NORTH WOODSTOCK	603	962	ISDN
PETERBOROUGH	603	258	ISDN
PIERMONT	603	308	ISDN
PITTSFIELD	603	949	ISDN
PLYMOUTH	603	794	ISDN
PORTSMOUTH	603	457	ISDN
RINDGE	603	720	ISDN
SALEM	603	251	ISDN
SOUTH HAMPTON	603	805	ISDN
WEST CHESTERFIELD	603	307	ISDN
WOLFEBORO	603	698	ISDN

NEW JERSEY (NORTH)	NPA	NXX	ISDN
CALDWELL	973	852	ISDN
BAYONNE	201	215	ISDN
BOUND BROOK	732	907	ISDN
CRAGMERE	201	579	ISDN
EATONTOWN	732	720	ISDN
ELIZABETH	908	372	ISDN
ENGLEWOOD	201	510	ISDN
HACKENSACK	201	708	ISDN
HASBROUCK HEIGHTS	201	298	ISDN
JERSEY CITY	201	716	ISDN
LONG BRANCH	732	759	ISDN
MADISON	973	805	ISDN
METUCHEN	732	692	ISDN
MORRISTOWN	973	867	ISDN
NEWARK	973	854	ISDN
PATERSON	973	825	ISDN
UNION CITY	201	809	ISDN
WHIPPANY	973	929	ISDN
WOODBRIDGE	732	510	ISDN

NEW YORK - METRO	NPA	NXX	ISDN
ARMONK VILLAGE	914	816	ISDN
BROOKLYN	718	504	ISDN
COMMACK	631	980	ISDN
HICKSVILLE	516	908	ISDN
MANHATTAN	212	202	ISDN
NEW YORK CITY ZONE 1 (254)	917	254	ISDN
NEW YORK CITY ZONE 1 (905)	212	905	ISDN
NEW YORK CITY ZONE 3	718	710	ISDN
NEW YORK CITY ZONE 6	718	576	ISDN
NEW YORK CITY ZONE 8	718	578	ISDN
NYACK	914	818	ISDN

NEW YORK - METRO	NPA	NXX	ISDN
PLEASANTVILLE	914	984	ISDN
SOUTH HAMPTON	631	614	ISDN
UPPER WESTCHESTER	914	622	ISDN
WESTCHESTER ZONE 7	914	610	ISDN
WESTCHESTER ZONE 9	914	908	ISDN
WHITE PLAINS	914	206	ISDN
WHITE PLAINS	914	618	ISDN

NEW YORK - ALBANY	NPA	NXX	ISDN
ALBANY	518	533	ISDN
ALTAMONT	518	595	ISDN
AMSTERDAM	518	770	ISDN
BALLSTON SPA	518	490	ISDN
CASTLETON	518	754	ISDN
CATSKILL	518	947	ISDN
COLONIE	518	724	ISDN
GLEN FALLS	518	832	ISDN
OAK HILL	518	261	ISDN
PLATTSBURG	518	314	ISDN
SARATOGA SPRINGS	518	693	ISDN
TROY	518	833	ISDN

NEW YORK - ROCHESTER	NPA	NXX	ISDN
BROCKPORT	716	391	ISDN
CANANDAIGUA	716	919	ISDN
DANSVILLE	716	612	ISDN
E. ROCHESTER	716	419	ISDN
FAIRPORT	716	598	ISDN
GENESEO	716	991	ISDN
ROCHESTER	716	295	ISDN
WEBSTER	716	545	ISDN
VICTOR	716	869	ISDN

NEW YORK - BUFFALO	NPA	NXX	ISDN
BATAVIA	716	815	ISDN
BUFFALO	716	566	ISDN
LOCKPORT	716	478	ISDN
NIAGARA FALLS	716	304	ISDN
OLEAN	716	701	ISDN
WILLIAMSVILLE	716	817	ISDN

NEW YORK - SYRACUSE	NPA	NXX	ISDN
AUBURN	315	294	ISDN
CHITTENANGO	315	510	ISDN
CICERO	315	505	ISDN
GENEVA	315	828	ISDN
ITHACA	607	330	ISDN
LIVERPOOL	315	506	ISDN
NEWARK	315	210	ISDN
ONEIDA	315	280	ISDN
PENN YAN	315	279	ISDN
SYRACUSE	315	703	ISDN

NEW YORK - SYRACUSE	NPA	NXX	ISDN
UTICA	315	292	ISDN
WATERLOO	315	220	ISDN
WATERTOWN	315	955	ISDN

NEW YORK - POUGHKEEPSIE	NPA	NXX	ISDN
POUGHKEEPSIE	914	790	ISDN

NORTH CAROLINA	NPA	NXX	ISDN
CARY	919	439	ISDN
CHARLOTTE	704	837	ISDN
DURHAM	919	323	ISDN
RALEIGH	919	827	ISDN

OHIO - COLUMBUS	NPA	NXX	ISDN
COLUMBUS	614	324	ISDN
DUBLIN	614	526	ISDN
GAHANNA	614	509	ISDN
HILLIARD	614	684	ISDN
REYNOLDSBURG	614	434	ISDN
WESTERVILLE	614	508	ISDN
WORTHINGTON	614	318	ISDN

OHIO - CLEVELAND METRO	NPA	NXX	ISDN
BEACHWOOD	216	682	ISDN
BEDFORD	440	540	ISDN
BEREA	440	325	ISDN
BRECKSVILLE	440	627	ISDN
BRECKSVILLE	440	550	ISDN
CLEVELAND	216	502	ISDN
HILLCREST	440	565	ISDN
INDEPENDENCE	216	532	ISDN
INDEPENDENCE	216	503	ISDN
MAPLE HEIGHTS	216	626	ISDN
MAYFIELD HEIGHTS	440	484	ISDN
MONTROSE	216	810	ISDN
SOLON	440	424	ISDN
TERRACE	216	504	ISDN
TRINITY	440	249	ISDN
WICKLIFFE	440	854	ISDN
WILLOUGHBY	440	856	ISDN

OHIO - CINCINNATI	NPA	NXX	ISDN
CINCINNATI	513	373	ISDN

PENNSYLVANIA - PHILADELPHIA	NPA	NXX	ISDN
CHESTER	484	483	ISDN
EXTON	484	873	ISDN
MEDIA	484	443	ISDN
NEWTOWN	484	427	ISDN
PAOLI	484	324	ISDN
PHILADELPHIA ZONE 1	215	989	ISDN
PHILADELPHIA ZONE 23	484	436	ISDN

PENNSYLVANIA - PHILADELPHIA	NPA	NXX	ISDN
PHILADELPHIA ZONE 3	267	297	ISDN
PHILADELPHIA ZONE 30	610	680	ISDN
PHILADELPHIA ZONE 34	267	622	ISDN
PHILADELPHIA ZONE 39	267	282	ISDN
WAYNE	484	588	ISDN

PENNSYLVANIA - PITTSBURGH	NPA	NXX	ISDN
PITTSBURGH	412	258	ISDN
PITTSBURGH	412	254	ISDN

RHODE ISLAND	NPA	NXX	ISDN
BLOCK ISLAND	401	210	ISDN
BRISTOL	401	638	ISDN
CAROLINA	401	238	ISDN
CENTERDALE	401	271	ISDN
COVENTRY	401	313	ISDN
CUMBERLAND HILL	401	660	ISDN
HOPE VALLEY	401	740	ISDN
GREENWICH	401	715	ISDN
JAMESTOWN	401	756	ISDN
LITTLE COMPTON	401	777	ISDN
NARRAGANSETT	401	795	ISDN
NEWPORT	401	344	ISDN
NORTH KINGSTON	401	386	ISDN
PASCOAG	401	804	ISDN
PAWTUCKET	401	428	ISDN
PORTSMOUTH	401	496	ISDN
PROVIDENCE	401	537	ISDN
SCITUATE	401	812	ISDN
TIVERTON	401	858	ISDN
WARREN	401	561	ISDN
WARWICK	401	593	ISDN
WESTERLY	401	620	ISDN
W. GLOCESTER	401	896	ISDN
W.WARWICK	401	922	ISDN
WOONSOCKET	401	937	ISDN

TENNESSEE	NPA	NXX	ISDN
FRANKLIN	615	468	ISDN
MEMPHIS	901	473	ISDN
NASHVILLE	615	250	ISDN

TEXAS	NPA	NXX	ISDN
AUSTIN	512	646	ISDN
BANDERA	830	850	ISDN
DALLAS	214	446	ISDN
DEVINE	830	851	ISDN
HOUSTON	713	554	ISDN
MCKINNEY	469	541	ISDN
NEW BRAUNFELS	830	893	ISDN
SAN ANTONIO	210	892	ISDN
ARLINGTON	817	259	ISDN

UTAH - SALT LAKE CITY	NPA	NXX	ISDN
OGDEN	801	317	ISDN
PROVO	801	494	ISDN
SALT LAKE CITY	801	413	ISDN

VIRGINIA	NPA	NXX	ISDN
ALEXANDRIA	703	387	ISDN
ASHLAND	804	459	ISDN
BETHIA	804	818	ISDN
CHESTER	804	930	ISDN
FALLS CHURCH	703	388	ISDN
MANAKIN	804	578	ISDN
MECHANICSVILLE	804	442	ISDN
MIDLOTHIAN	804	858	ISDN
PETERSBURG	804	431	ISDN
POWHATAN	804	403	ISDN
RICHMOND	804	377	NO ISDN
RICHMOND	804	474	ISDN
ROCKVILLE	804	620	ISDN
SANDSTON	804	626	ISDN
VARINA	804	899	ISDN

VIRGINIA - NORFOLK / NEWPORT NEWS	NPA	NXX	ISDN
HAMPTON / POQUOSON	757	315	ISDN
NEWPORT NEWS NORTH	757	243	ISDN
NEWPORT NEWS SOUTH	757	316	ISDN
NORFOLK / VA BEACH	757	457	ISDN
PORTSMOUTH	757	454	ISDN
SUFFOLK	757	514	ISDN
WILLIAMSBURG	757	293	ISDN

WASHINGTON, DC	NPA	NXX	ISDN
WASHINTGON DC ZONE 1 (204)	202	204	ISDN
WASHINGTON DC, ZONE 1 (558)	202	558	ISDN
WASHINGTON DC, ZONE 10 (399)	240	399	ISDN
WASHINGTON DC, ZONE 13	240	297	ISDN
WASHINGTON DC, ZONE 4 (696)	240	696	ISDN

WASHINGTON STATE	NPA	NXX	ISDN
BELLEVUE	425	999	ISDN
EVERETT	425	903	ISDN
MT. VERNON	360	399	ISDN
SEATTLE	206	734	ISDN

WISCONSIN - MILWAUKEE	NPA	NXX	ISDN
MILWAUKEE	414	336	ISDN
MILWAUKEE ZONE 2	262	599	ISDN
MILWAUKEE ZONE 1	414	772	ISDN
WAUKESHA	262	738	ISDN

CANADA

CANADA - TORONTO	NPA	NXX	ISDN
TORONTO	416	644	ISDN

CANADA - OTTAWA	NPA	NXX	ISDN
OTTAWA	613	688	ISDN

CANADA - MONTREAL	NPA	NXX	ISDN
MONTREAL	514	940	ISDN

CANADA - VANCOUVER	NPA	NXX	ISDN
VANCOUVER	604	639	ISDN

*ISDN: “ISDN” means that equipment and circuits that support ISDN are installed at this POP.  It is not a guarantee that ISDN service is or will be available to all end users in the POP area.